UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2010

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PREFERREDPLUS TRUST SERIES ELP-1)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31288 (Commission File Number)	13-3891329 (I.R.S. Employer Identification No.)

World Financial Center, New York, New York (Address of principal executive offices)		10080 (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Section 1. Registrant’s Business and Operations

        Not applicable.

Section 2. Financial Information

        Not applicable.

Section 3. Securities and Trading Markets

        Not applicable.

Section 4. Matters Related to Accountants and Financial Statements

   Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On March 3, 2010, Deloitte & Touche LLP (“D&T”) informed the Board of Directors of Merrill Lynch Depositor, Inc. (the “Registrant”) that it has declined to stand for reappointment as the Registrant’s independent registered public accounting firm in examining management’s assertion that the Registrant has complied with its minimum servicing standards.

D&T’s reports with respect to the examination of management’s assertion that the Registrant has complied with its established minimum servicing standards with respect to PreferredPLUS Trust Series ELP-1 (the “Trust”) for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion. While the scope of D&T’s examination was limited to the Registrant’s compliance with the minimum servicing standards, there were no further qualifications regarding audit scope, uncertainty or servicing standards. During the Trust’s fiscal years ended December 31, 2008 and December 31, 2007 and during the period from January 1, 2009 through March 3, 2010, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make a reference to the subject matter thereof in its report on management’s assertion that the Registrant has complied with its established minimum servicing standards for such periods. During the Trust’s fiscal years ended December 31, 2008 and December 31, 2007 and during the period from January 1, 2009 through March 3, 2010, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant has provided D&T with a copy of the foregoing disclosures and has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of D&T’s letter dated March 4, 2010 is filed as Exhibit 16.1 to this Form 8-K.

(b) On March 4, 2010, the Registrant approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to replace D&T as the Registrant’s independent registered public accounting firm for examining management’s assertion that the Registrant has complied with its minimum servicing standards.

During the Trust’s fiscal years ended December 31, 2008 and December 31, 2007 and during the period from January 1, 2009 through March 3, 2010, neither the Registrant, the Trust, nor anyone on their behalf consulted PwC, on behalf of the Registrant or the Trust, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of report that might be rendered on management’s assertion that the Registrant has complied with its minimum servicing standards, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Section 5. Corporate Governance and Management

        Not applicable.

Section 6. Asset-Backed Securities

        Not applicable.

Section 7. Regulation FD

        Not applicable.

Section 8. Other Events

        Not applicable.

Section 9. Financial Statements and Exhibits

   Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

16.1	Letter dated March 4, 2010 from Deloitte & Touche LLP to the Securities and Exchange Commission confirming the disclosure contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: March 9, 2010	By:	/s/ John Marciano

	Name:	John Marciano
	Title:	Vice President

EXHIBIT INDEX

16.1	Letter dated March 4, 2010 from Deloitte & Touche LLP to the Securities and Exchange Commission confirming the disclosure contained in Item 4.01 of this report on Form 8-K.